UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017

World Wrestling Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT	06902
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Effective with the Annual Meeting defined below, Mr. Joseph H. Perkins retired as a Director of the Company.

Item 5.07Submission of Matters to a Vote of Security Holders.

(a) and (b)  World Wrestling Entertainment, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 20, 2017 (the “Annual Meeting”).  Of the 417,993,894 votes in respect of shares outstanding and entitled to vote at the Annual Meeting, 409,060,547 votes were represented at the meeting, or approximately a 97.86% quorum.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1 – Election of Directors

•	Elected the following nine individuals to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2018 and until their successors have been duly elected and qualified.

	For	Withheld	Broker Non-Votes

Vincent K. McMahon	399,443,860	4,209,764	5,406,923
Stephanie McMahon	402,919,995	733,629	5,406,923
Paul Levesque	402,918,493	735,131	5,406,923
Stuart U. Goldfarb	403,394,766	258,858	5,406,923
Patricia A. Gottesman	402,385,759	1,267,865	5,406,923
Laureen Ong	403,395,894	257,730	5,406,923
Robyn W. Peterson	403,393,550	260,074	5,406,923
Frank A. Riddick, III	403,371,788	281,836	5,406,923
Jeffrey R. Speed	403,374,750	278,874	5,406,923

Proposal 2 – Ratification of Appointment of Independent Auditors

•

Ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017.  There were 408,687,452 votes for the ratification of the appointment, 124,094 votes against the ratification of the appointment, and 249,001 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation

•

In an advisory vote, approved the compensation paid to the Company’s named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For	Against	Abstentions	Broker Non Votes

402,084,265	1,306,567	262,792	5,406,923

Proposal 4 – Advisory Vote on Frequency of Advisory Vote on Executive Compensation

•

In an advisory vote, approved the recommendation that stockholders vote to hold an advisory vote on executive compensation ANNUALLY.  There were 399,732,616 votes to hold the vote every year, 25,640 votes to hold the vote every other year, 3,644,758 votes to hold the vote every three years, and 250,610 abstentions.

(d)  The Board of Directors recommended to its stockholders that future advisory votes to approve the compensation for our named executive officers occur annually. This recommendation was overwhelmingly endorsed by the stockholders, and accordingly, the Company has decided to hold such advisory vote every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.

Dated:	April 20, 2017	By:	/s/ JAMES W. LANGHAM
James W. Langham
SVP, Assistant General Counsel